Exhibit 10.12






                              JOINDER AGREEMENT AND
                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

                                  BY AND AMONG

                         CLEARVIEW CINEMA GROUP, ET AL.

                                       AND

                               THE PROVIDENT BANK,
                                Agent and Lender


                                   dated as of
                                December 13, 1996









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                                JOINDER AGREEMENT
                                       AND
                       FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("First Amendment") dated as of December 13, 1996 by and among CLEARVIEW CINEMA GROUP, INC., a Delaware corporation (hereinafter, together with its successors in title and assigns called "Holdings"), CCC MADISON TRIPLE CINEMA CORP., a New Jersey corporation, CCC CHESTER TWIN CINEMA CORPORATION, a New Jersey corporation, CCC MANASQUAN CINEMA CORPORATION, a New Jersey corporation, CLEARVIEW THEATRE GROUP, INC., a New Jersey corporation, CCC HERRICKS CINEMA CORP., a Delaware corporation, CCC PORT WASHINGTON CINEMA CORP., a Delaware corporation, CCC GRAND AVENUE CINEMA CORP., a Delaware corporation, CCC WASHINGTON CINEMA CORP., a Delaware corporation, CCC ALLWOOD CINEMA CORP., a Delaware corporation, CCC EMERSON CINEMA CORP., a Delaware corporation, CCC NEW CITY CINEMA CORP., a Delaware corporation, and 343-349 SPRINGFIELD AVENUE CORP., a New Jersey corporation, (hereinafter collectively the Original Borrowers), and CCC BEDFORD CINEMA CORP., a Delaware corporation ("CCC Bedford") and CCC KISCO CINEMA CORP., a Delaware corporation ("CCC Kisco"), CCC CLOSTER CINEMA CORP., a Delaware corporation, ("CCC Closter"), CCC BERGENFIELD CINEMA CORP., a Delaware corporation, ("CCC Bergenfield"), CCC TENAFLY CINEMA CORP., a Delaware corporation, ("CCC Tenafly") and CCC B.C. REALTY CORP., a Delaware corporation, (CCC Realty") (hereinafter, together with their successors in title and assigns collectively called "Borrowers" and each of which is a "Borrower") (CCC Closter, CCC Bergenfield, CCC Tenafly, and CCC Realty collectively called the "New Subsidiaries") and THE PROVIDENT BANK, an Ohio banking corporation ("Agent") and various Lenders as set forth in the Credit Agreement.

                             PRELIMINARY STATEMENT

     WHEREAS, Original Borrowers, Agent and Lenders have entered into a Credit Agreement dated as of May 29, 1996 (the "Credit Agreement"); and

     WHEREAS, CCC Bedford and CCC Kisco were joined as borrowers to the Credit Agreement by that certain Joinder Agreement dated as of July 18, 1996,

     WHEREAS, Holdings desires to enter into the Bergen County Transaction (as hereinafter defined), in connection with which Borrowers have requested additional loans from the Lenders to finance a portion of the purchase price related to the Bergen County Transaction and to provide additional financing to support said acquisition and capital expenditures; and



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     WHEREAS, in connection with the Bergen County Transaction, Holdings wishes to create and capitalize the New Subsidiaries; and

     WHEREAS, pursuant to Section 8.1 of the Credit Agreement, each New Subsidiary, must execute and deliver a Joinder Agreement and such other documents as Agent shall reasonably require to obligate such New Subsidiaries under the Credit Agreement and other Loan Documents and to cause such New Subsidiaries to grant Agent a security interest and lien in all of their respective Property; and

     WHEREAS, Agent and Lenders have agreed to make such additional loans on the terms and conditions set forth herein; and

     WHEREAS, Agent and Lenders desire to consent to the formation of the New Subsidiaries and the Bergen County Transaction;

     WHEREAS, Borrowers, Agent and Lenders now wish to amend the Credit Agreement in accordance with the terms and provisions hereof;

     NOW, THEREFORE, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

     1. Capitalized Terms. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this First Amendment.

     2. Schedules and Exhibits: The following schedules relative to the New Subsidiaries are addendums to the respective Schedule to the Credit Agreement:

     (a)  Schedule 3.1        Mortgaged Property and Leasehold Interests
     (b)  Schedule 5.1(a)     Jurisdictions where qualified to do business
     (c)  Schedule 5.1(b)     Capital Stock
     (d)  Schedule 5.1(c)     Subsidiaries
     (e)  Schedule 5.2        Authority
     (f)  Schedule 5.6        Material Adverse Changes
     (g)  Schedule 5.7        Material Leases of Property
     (h)  Schedule 5.8        Intellectual Property
     (i)  Schedule 5.9        Indebtedness for Borrowed Money
     (j)  Schedule 5.10       Litigation
     (k)  Schedule 5.13(a)    Contracts with Affiliates
     (l)  Schedule 5.13(b)    Indebtedness for Borrowed Money Owing to or by
                              Affiliates
     (m)  Schedule 5.21-A     UCC Filing Offices
     (n)  Schedule 8.9(g)     Liens

     3. Definitions. (a) The following definitions contained in Section 1.2 of the Credit Agreement are hereby amended in their entirety to read as follows:

          "Loan Documents" mean this Agreement, the Notes, the Letter of Credit, the Warrant Agreement, the Stockholders Agreement, the Security Documents, the Subordination Agreement and any other agreement, instrument, certificate or document executed in connection with or pursuant to this Credit Agreement, as amended whether concurrently herewith or subsequent hereto, and as they may hereafter from time to time be amended, modified, supplemented, restated, and/or renewed."

          "Notes" mean, collectively, the Revolving Credit Notes, the Term Loan A Notes and the Term Loan B Notes. "Note" shall mean any one of the Notes, unless specifically identified.

          "Maximum Revolving Commitment" means Three Hundred Thousand Dollars ($300,000).

          "Subordinated Debt" means those 8% Subordinated Promissory Notes in the aggregate principal amount of Five Hundred Thousand Dollars ($500,000.00) each dated either August 31, 1995 or October 11, 1995 issued by Holdings in favor of CMNY, and all related documents, instruments and agreements, and those Subordinated Promissory Notes in the aggregate principal amount of Six Hundred Thousand Dollars ($600,000.00) each dated December 13, 1996 issued by Holdings in favor of CMNY, and all related documents, instruments and agreements.

          "Subordination Agreement" means the Amended and Restated Subordination Agreements dated as of December 13, 1996 among CMNY, Holdings, and Agent substantially in the form of attached Exhibit K relating to the subordination of the Subordinated Debt to the Obligations.

          "Termination Date" means the earlier of (i) December 31, 2001; (ii) the date upon which the entire principal of all the Notes shall become due pursuant to the provisions hereof (whether as a result of acceleration by Agent or the Requisite Lenders or otherwise); or (iii) the date upon which the Credit Commitments terminate pursuant to Section 9.2 hereof.

     (b) Section 1.2 of the Credit Agreement is hereby amended to add the following definitions to read in their entirety as follows:

          "Agreement" or "Credit Agreement" means this Credit Agreement and any extensions, riders, supplements, scheduled, amendments, or modifications to or in connection with this Credit Agreement."

          "Bergen County Transaction" means the acquisition by Holdings of the assets of the Bergen County Seller Group occurring on or prior to the First Amendment Closing Date.

          "Bergen County Seller" means Magic Cinemas L.L.C.

          "Bergen County Transaction Property" means the real and personal property acquired by Borrowers relative to the Bergen County Transaction.

          "First Amendment Closing Date" means the day on which the Loans relative to the First Amendment are made pursuant to this Agreement.

          "Issuing Bank" means Provident or such other Lender as shall issue any Letter of Credit hereunder.

          "Letter of Credit Fee" means the fee charged by the Lender for the issuance of a Letter of Credit pursuant to Section hereof.

          "Letters of Credit" means the letters of credit issued by Lender at any time pursuant to Section hereof.

          "Reimbursement Obligations" means any amounts owing by Borrower to the Lender on account of draws or disbursements under or with respect to the Letters of Credit.

          "Seller Subordinated Note" means the Subordinated Promissory Note in the aggregate principal amount of Six Hundred Thousand Dollars ($600,000.00) dated as of December 13, 1996 issued by Holdings in favor of the Bergen County Seller, and all related documents, instruments and agreements.

          "Seller Subordination Agreement" the Subordination Agreements dated as of December 13, 1996 among the Bergen County Seller, Holdings, and Agent relating to the subordination of the Seller Subordinated Debt to the Obligations.

          "Senior Indebtedness for Borrowed Money" means the aggregate amount of Indebtedness outstanding under the Credit Agreement and any other indebtedness the payment of which has not been expressly subordinated to the Loans hereunder.

     4. Making the Loans. Section 2.2(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

          (d) Term Loan A. Subject to the terms and conditions of this Agreement and in reliance upon the representation and warranties of Borrowers herein set forth, each Lender severally agrees to lend to Borrowers its Participation Percentage of the Term Loan A. The aggregate amount of the Term Loan A shall be Four Million Three Hundred Thousand Dollars ($4,300,000).

     Amounts borrowed under Subsection 2.2(b) and repaid or prepaid may not be reborrowed.

     5. Making the Loans. Section 2.2(c) of the Credit Agreement is hereby amended in is entirety to read as follows:

          (e) Term Loan B. Subject to the terms and conditions of this Agreement and in reliance upon the representation and warranties of each Borrower herein set forth, each Lender severally agrees to lend to Borrowers its Participation Percentage of the Term Loan B. The aggregate amount of the Term Loan B shall not exceed Four Million Three Hundred Thousand Dollars ($4,300,000). Amounts borrowed under Subsection 2.2(c) and repaid or prepaid may not be reborrowed.

     6. Draws, Advances and Settlement of Payments and Advances. Section 2.3(c) of the Credit Agreement is hereby amended to in its entirety to read as follows:

          (c) The Agent shall promptly notify each Lender of its Participation Percentage of each requested Revolving Credit Loan and the date of such borrowing. On the borrowing date specified in such notice, each Lender shall make its share of the borrowing available at the Head Office of the Agent for deposit to such account as the Agent shall designate, no later than 1:00 p.m. Cincinnati time in Federal or other immediately available funds. Upon receipt of the funds to be made available by Lenders to fund any Revolving Credit Loan hereunder, the Agent shall disburse such funds by depositing them into the Agent Disbursement Account.

     7. The Notes. Section 2.4 of the Credit Agreement is hereby amended to in its entirety to read as follows:

          Section 2.4 The Notes. The absolute and unconditional obligation of Borrowers to repay to each Lender its respective Pro Rata Share of the principal of each Loan and the interest thereon shall be evidenced by a separate Revolving Credit Note, Term Loan A Note and Term Loan B Note for each Lender in the amount of its respective Credit Commitment for each Loan. All payments under the Notes shall be made to Agent at its Head Office, for the account of Lenders, and Agent shall allocate all payments on each Loan received from Borrowers among all Lenders in accordance with each Lender's Pro Rata Share of such Loan in accordance with Section 2.7(b).

     8. Repayments and Prepayments of Principal/Payments on the Term Loan A. The "proviso" clause of the first paragraph Section 2.6(a) of the Credit Agreement is hereby amended to in its entirety to read as follows:

          "provided that in any event the last installment of principal on the Term Loan A shall be due and payable on the earlier of July 1, 2001 or the

     Termination Date (if not earlier prepaid) and shall be in an amount sufficient to pay in full the entire unpaid principal amount of the Term Loan A."

     9. Repayments and Prepayments of  Principal/Payment  on the Term Loans. (a)
Section 2.6(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

          (a) Payments on the Term Loan A. Borrowers shall pay to Agent, for the account of Lenders in accordance with their respective Pro Rata Share on Term Loan A, monthly in arrears on the first Business Day of each month beginning with the month following the month in which the Closing Date falls, interest on the outstanding principal amount of the Term Loan A at the annual rate equal to the Interest Rate applicable thereto. Borrowers shall pay to Agent, and Borrowers hereby authorize Agent to charge the respective accounts of Borrowers maintained with Agent, beginning on October 1, 1996 and on each January 1, April 1, July 1, and October 1, thereafter, quarterly installments of principal in the amounts set forth below (or such lesser principal amount of the Term Loan A as shall then be outstanding), plus accrued interest thereon at the Interest Rate applicable to the Term Loan A; provided that in any event the last installment of principal on the Term Loan A shall be due and payable on the Termination Date (if not earlier prepaid) and shall be in an amount sufficient to pay in full the entire unpaid principal amount of the Term Loan A.


================================================================================
                    PAYMENT DATE                PRINCIPAL INSTALLMENT

--------------------------------------------------------------------------------
                   October 1, 1996                  $125,000.00

--------------------------------------------------------------------------------
                   January 1, 1997                  $153,560.00

--------------------------------------------------------------------------------
                    April 1, 1997                   $153,560.00

--------------------------------------------------------------------------------
                     July 1, 1997                   $153,560.00

--------------------------------------------------------------------------------
                   October 1, 1997                  $184,320.00

--------------------------------------------------------------------------------
                   January 1, 1998                  $184,320.00

--------------------------------------------------------------------------------
                    April 1, 1998                   $184,320.00

--------------------------------------------------------------------------------
                     July 1, 1998                   $184,320.00

--------------------------------------------------------------------------------
                   October 1, 1998                  $215,000.00

--------------------------------------------------------------------------------
                   January 1, 1999                  $215,000.00

--------------------------------------------------------------------------------
                    April 1, 1999                   $215,000.00

--------------------------------------------------------------------------------
                     July 1, 1999                   $215,000.00

--------------------------------------------------------------------------------
                   October 1, 1999                  $245,680.00

--------------------------------------------------------------------------------
                   January 1, 2000                  $245,680.00

--------------------------------------------------------------------------------
                    April 1, 2000                   $245,680.00

--------------------------------------------------------------------------------
                     July 1, 2000                   $245,680.00

--------------------------------------------------------------------------------
                   October 1, 2000                  $276,440.00

--------------------------------------------------------------------------------
                   January 1, 2001                  $276,440.00

--------------------------------------------------------------------------------
                    April 1, 2001                   $276,440.00

--------------------------------------------------------------------------------
                     July 1, 2001                   $305,000.00

================================================================================

          Section 2.6(b) of the Credit Agreement is hereby amended to in its entirety to read as follows:

          (b)  Payments on the Term Loans.

               (i) Payments on the Term Loan B. Borrowers shall pay to Agent, for the account of Lenders in accordance with their respective Pro Rata Share on Term Loan B, monthly in arrears on the first Business Day of each month beginning with the month following the month in which Term Loan B is disbursed, interest on the outstanding principal amount of the Term Loan B at the annual rate equal to the Interest Rate applicable thereto. Borrowers shall pay to Agent, and Borrowers hereby authorize Agent to charge the respective accounts of Borrowers maintained with Agent, beginning on July 1, 1997 and on each January 1, April 1, July 1, and October 1, thereafter, quarterly installments of principal in the amounts set forth below (or such lesser principal amount of the Term Loan B as shall then be outstanding), plus accrued interest thereon at the Interest Rate applicable to the Term Loan B; provided that in any event the last installment of principal on the Term Loan B shall be due and payable on the Termination Date (if not earlier prepaid) and shall be in an amount sufficient to pay in full the entire unpaid principal amount of the Term Loan B.


================================================================================
                   PAYMENT DATE                    PRINCIPAL INSTALLMENT

--------------------------------------------------------------------------------
                   July 1, 1997                        $  100,000.00

--------------------------------------------------------------------------------
                  October 1, 1997                      $  100,000.00

--------------------------------------------------------------------------------
                  January 1, 1998                      $  100,000.00

--------------------------------------------------------------------------------
                   April 1, 1998                       $  150,000.00

--------------------------------------------------------------------------------
                   July 1, 1998                        $  150,000.00

--------------------------------------------------------------------------------
                  October 1, 1998                      $  150,000.00

--------------------------------------------------------------------------------
                  January 1, 1999                      $  150,000.00

--------------------------------------------------------------------------------
                   April 1, 1999                       $  175,000.00

--------------------------------------------------------------------------------
                   July 1, 1999                        $  175,000.00

--------------------------------------------------------------------------------
                  October 1, 1999                      $  175,000.00

--------------------------------------------------------------------------------
                  January 1, 2000                      $  175,000.00

--------------------------------------------------------------------------------
                   April 1, 2000                       $  200,000.00

--------------------------------------------------------------------------------
                   July 1, 2000                        $  200,000.00

--------------------------------------------------------------------------------
                  October 1, 2000                      $  200,000.00

--------------------------------------------------------------------------------
                  January 1, 2001                      $  200,000.00

--------------------------------------------------------------------------------
                   April 1, 2001                       $  225,000.00

--------------------------------------------------------------------------------
                   July 1, 2001                        $  225,000.00

--------------------------------------------------------------------------------
                  October 1, 2001                      $  225,000.00

--------------------------------------------------------------------------------
                 December 31, 2001                     $1,225,000.00
================================================================================


     10. Letters of Credit. Article 2 of the Credit Agreement is hereby amended to add a new Section 2.12 to read as follows:

          Section 2.12 Letters of Credit.

               (a) Obligation to Issue Letters of Credit. Subject to the terms and conditions of this Agreement, prior to the maturity of the Loans (whether by acceleration or otherwise) and so long as no Default has occurred and is continuing, Issuing Bank agrees to issue, in accordance with Issuing Bank's usual and customary business practices, one or more Letters of Credit at the request of Borrower, provided that Issuing Bank shall not issue any Letter of Credit if: any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain Issuing Bank from issuing such Letter of Credit or any rule, regulation or law applicable to Issuing Bank or any request or directive from any governmental authority with jurisdiction over Issuing Bank shall prohibit or request that Issuing Bank refrain from the issuance of letters of credit generally or such Letters of Credit in particular or shall impose upon Issuing Bank with respect to such Letters of Credit any restriction or reserve or capital requirement (for which Issuing Bank is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to Issuing Bank as of the date hereof in which Issuing Bank in good faith deems material to it; or any of the conditions precedent for the issuance of such Letter of Credit or other terms and provisions of this Loan or any subsequent loans hereof are not satisfied.

               (b) Expiration Date of Letters of Credit. The expiration date of any Letter of Credit shall not be later the earlier of thirty (30) days after the date of the issuance thereof.

               (c) Letters of Credit Deemed to be Loans. All Letters of Credit issued by Issuing Bank shall be issued in connection with this Agreement and Borrower's obligation to pay any amount drawn under any Letter of Credit shall constitute an Obligation hereunder and shall be bound by and shall benefit from all the terms, provisions and conditions hereunder, including without limitation, Issuing Bank's rights to recover costs and expenses relating thereto as provided in this Agreement and Issuing Bank's remedies upon the occurrence of an Event of Default. Each Letter of Credit issued hereunder shall reduce the amount of Loan proceeds available for disbursement under the Term Loan B in an amount equal to the face amount of each such Letter of Credit. No interest shall accrue on the amount of undisbursed Loan proceeds representing the aggregate amount of the Letters of Credit until such time as such Letters of Credit are drawn upon.

               (d) Procedure for Issuance of Letters of Credit. Borrower shall give Issuing Bank two (2) business days' prior written notice, or telephonic or electronically transmitted notice confirmed promptly thereafter in writing, of any requested issuance of a Letter of Credit under this Agreement. Such notice shall specify the stated amount of the Letter of Credit requested, the effective date (which day shall be a business day) of issuance of such requested Letter of Credit, the date on which such requested Letter of Credit is to expire (which date shall be a business day and shall in no event be later than the third anniversary of the Closing Date), the proposed beneficiaries of such Letter of Credit, the conditions for draws under such Letter of Credit, and any other information relevant thereto as Issuing Bank may request. Unless there is a Default or Event of Default hereunder, or unless the amount of the Letter of Credit exceeds the limitations set forth by Section 2.12(f) hereof, then, subject to the terms and conditions of this Agreement, Issuing Bank shall issue, on the requested date, a Letter of Credit for the account of Borrower in accordance with Issuing Bank's usual and customary business practices.

               (e) Reimbursement Obligations. Borrower agrees that all Reimbursement Obligations owing to Issuing Bank under or with respect to each such Letter of Credit issued by Issuing Bank shall be deemed to be a request for a draw or advance hereunder and shall be deemed to have been disbursed to Borrower as a Loan under Term Loan B. Borrower hereby promises to pay to Agent any and all Reimbursement Obligations hereunder. Interest shall begin to accrue on the Reimbursement Obligations on the day such Reimbursement Obligations are incurred by Borrower as a result of disbursement under the Letter of Credit.

               (f) Amount of Letters of Credit. At no time shall the aggregate amount of all of the issued and outstanding Letters of Credit exceed the amount of Term Loan B.

               (g) Fees. A fee in the amount of Four and One-Quarter Percent (4.25%) per annum (computed on the basis of a 360-day year for the days elapsed) of the daily average undrawn face amount of each of the Letters of Credit shall be payable by Borrower ("Letter of Credit Fee") together with a fronting fee in an amount equal to One-Quarter Percent (1/4%) of the face amount of each of the Letters of Credit. The Letter of Credit fee shall be paid in arrears on the last day of each month and on the Termination Date or if such day is not a Business Day on the next succeeding Business Day commencing on the first such date following the issuance of any Letter of Credit.

               (h) Letter of Credit Participations. By issuance of a Letter of Credit and without any further action on the part of Issuing Bank or Lenders in respect thereof, Issuing Bank hereby grants to each Lender, and each Lender hereby agrees to acquire from Issuing Bank, a participation in such Letter of Credit equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit, effective upon the issuance of such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to Agent on behalf of Issuing Bank, such Lender's Pro Rata Share of any Reimbursement Obligation. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.12(h) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including without limitation the occurrence and continuance of a default or an event of default hereunder, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

     11. Financial Covenants.

     (a) Section 7.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

          Section 7.2 Debt Service Coverage. Holdings shall not permit its Consolidated ratio of Cash Flow to Fixed Charges for the Reference Period ending on each Computation Date set forth below to be less than 1.25 to
     1.00 for each Computation Date.

     (b) Section 7.4 of the Credit Agreement is hereby amended in its entirety to read as follows:

          Section 7.4 Debt to EBITDA. As of the last day of each fiscal quarter of Holdings, the ratio of Consolidated Indebtedness for Borrowed Money outstanding as of such date to Consolidated EBITDA for the twelve (12) months ending on each Computation Date shall not exceed 4.5 to 1.0; provided, however, that calculations of EBITDA for Computation Dates prior to December 31, 1997 shall include therein actual, historical EBITDA for the theaters acquired in the Bergen Transaction.

     (c) Section 7.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

          Section 7.5 Senior Debt to EBITDA. As of the last day of each fiscal quarter of Holdings, the ratio of Consolidated Senior Indebtedness for Borrowed Money outstanding as of such date to Consolidated EBITDA for the twelve (12) months ending on each Computation Date shall not exceed 3.7 to 1.0; provided, however, that calculations of EBITDA for Computation Dates prior to December 31, 1997 shall include therein actual, historical EBITDA for the theaters acquired in the Bergen Transaction.

     (d) Article 7 of the Credit Agreement is hereby amended to add a new
Section 7.6 to read as follows:

          Section 7.6 Limitation on Capital Expenditures. Holdings shall not make or incur any Capital Expenditures in the aggregate during any fiscal year in excess of Four Hundred Fifty Thousand Dollars ($450,000).

          If any Borrower enters into a Capital Lease with respect to fixed assets, for purposes of calculating Capital Expenditures under this Section, the aggregate amount of all payments due for the entire term of such Capital Lease (excluding, however, the interest portion of capitalized lease payments or the interest portion of any other permitted Indebtedness) shall be considered expended in full on the date that such Borrower enters into such Capital Lease.

     12. Joinder Agreement. Each New Subsidiary hereby covenants and agrees as follows:

     (a) New Subsidiaries hereby enter into this Joinder Agreement and First Amendment to Credit Agreement in order to comply with Sections 6.14 and 8.1 of the Credit Agreement.

     (b) Each New Subsidiary hereby adopts the Credit Agreement, as amended, a copy of which is attached hereto as Exhibit A, agrees to be bound by all of the terms, conditions and provisions thereof and of each of the Notes as if it was an original party thereto, including without limitation the affirmative and negative covenants in Articles and of the Credit Agreement, assumes all of the duties and obligations of a Borrower to the Credit Agreement, and reconfirms the representations and warranties set forth in Article of the Credit Agreement on and as of the date hereof as if fully set forth herein.

     (c) Each New Subsidiary shall be considered, and deemed to be, for all purposes, a "Borrower" under the Credit Agreement and a maker on the Notes as if each

New Subsidiary had signed the Notes at the time originally issued under the Credit Agreement and hereby, jointly and severally, promises to pay or prepay when due all principal and interest on the Notes whether at stated maturity or otherwise and to pay or perform all of the Obligations of a Borrower under the Credit Agreement in accordance with their respective terms, and each New Subsidiary further agrees to execute and deliver to the Lenders the Notes, upon the request of the Lenders, and if the Notes are reissued, amended or restated for any reason after the date hereof to execute and deliver such reissued, amended or restated Notes; provided, however, that the liability of each New Subsidiary shall not exceed the liability limitation applicable to New Subsidiary in accordance with Section 2.12 of the Credit Agreement.

     (d) To secure the prompt repayment of the Notes and the Obligations, each New Subsidiary hereby grants, pledges and collaterally assigns to Agent, on behalf of the Lenders, a lien and security interest in and to all of each New Subsidiary's respective personal property and fixtures, wherever located, whether now or hereafter owned, existing or acquired or hereafter arising, including, without limitation, the Collateral of each new subsidiary. Each New Subsidiary shall execute UCC Financing Statements and such other security documents as reasonably required by Agent to perfect the first Lien (subject only to the Permitted First Liens) and security interest in the Collateral.

     (e) Each New Subsidiary shall be considered and deemed to be, for all purposes a Borrower and Indemnitee under the Environmental Indemnity Agreement dated May 29, 1996 and agrees to be bound by the terms thereby as the same relates to any Property.

     (f) To secure further such liabilities and obligations, each New Subsidiary shall grant to Agent, on behalf of the Lenders, a first Lien, subject to the Permitted First Liens, upon all real property owned by such New Subsidiary and a first Lien, subject to Permitted First Liens, on all leasehold interests of such New Subsidiary, each of which are identified on Schedule 3.1 attached hereto, and each such New Subsidiary shall execute and deliver to Agent, on behalf of the Lenders, the Leasehold Mortgages, Mortgages and valid assignments of all other Property rights which now exist or arise hereafter from time to time.

     13. Reaffirmation of Covenants, Warranties and Representations. Each Borrower hereby agrees and covenants that all representations and warranties in the Credit Agreement, including without limitation all of those warranties and representations set forth in Article , are true and accurate as of the date hereof. Each Borrower further reaffirms all covenants in the Credit Agreement, and reaffirm each of the affirmative covenants set forth in Article and negative covenants set forth in Article and financial covenants set forth in Article thereof, as if fully set forth herein, except to the extent modified by this First Amendment.

     14. Conditions Precedent to Closing of First Amendment. On or prior to the closing of the First Amendment (hereinafter the "First Amendment Closing Date"), each of the following conditions precedent shall have been satisfied:

     (a) Certified Copies of Charter Documents and Bylaws. Agent and each Lender shall have received from each New Subsidiary a copy, certified by the Secretary or an Assistant Secretary of such Borrower to be true and complete on and as of the First Amendment Closing Date, of the charter or other organization documents and by-laws of such New Subsidiary as in effect on the First Amendment Closing Date (together with all, if any, amendments thereto); and the charter or other organization documents of each New Subsidiary certified by the applicable Secretary of State.

     (b) Incumbency Certificate. Agent and each Lender shall have received from each New Subsidiary an incumbency certificate, dated as of the First Amendment Closing Date, signed by the Secretary or an Assistant Secretary of each New Subsidiary and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of such New Subsidiary, each of the Loan Documents to which such New Subsidiary is or is to become a party on the First Amendment Closing Date; and to give notices and to take other action on behalf of such New Subsidiary under the Loan Documents

     (c) Proof of Corporate Authority. Agent shall have received from each Borrower copies, certified by a duly authorized officer to be true and complete on and as of the First Amendment Closing Date, of records of all action taken by Borrowers to authorize the execution and delivery of this First Amendment and all other certificates, documents and instruments to which it is or is to become a party as contemplated or required by this First Amendment, and its performance of all of its obligations under each of such documents.

     (d) Loan Documents, etc.. Each of the documents to be executed and delivered at the First Amendment Closing and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrowers and shall be in full force and effect on and as of the First Amendment Closing Date.

     (e) Actions to Perfect Liens. Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including without limitation, the filing of duly executed financing statements on Form UCC-1, necessary or, in the opinion of Agent, desirable to perfect the Liens created by the Security Documents shall have been completed.

     (f) Insurance. Agent shall have received copies of certificates of insurance executed by each insurer or its authorized agent evidencing the insurance required to be maintained by each New Subsidiary pursuant to Section 6.2(b) of the Credit Agreement, and a certificate of a nationally recognized insurance broker reasonably satisfactory to Agent certifying that insurance complying with such Section has been obtained and is in full force and effect.

     (g) Mortgages and Title Evidence. Agent shall have received the following documents, each of which shall be executed (and, where appropriate, acknowledged) by Persons satisfactory to the Agent:

          (i) the following Mortgages and Leasehold Mortgages, in each case duly executed and delivered by the respective Borrowers (and where appropriate by the trustee thereunder) in recordable form (in such number of copies as the Agent shall have requested), together with such Uniform Commercial Code financing statements as may be needed in order to perfect the security interests granted by each of the Mortgages and Leasehold Mortgages in any fixtures and other property therein described which may be subject to the Uniform Commercial Code, in each case appropriately completed and duly executed and in proper form for filing in all offices in which required:

          (1) Open-End Mortgage and Security Agreement executed by CCC B.C. Realty Corp., relating to a fee-Simple estate in property located in the town of Bergenfield, Bergen County, New Jersey;

          (2) Open-End Mortgage and Security Agreement executed by CCC B.C. Realty Corp., relating to a fee-Simple estate in property located in the town of Tenafly, Bergen County, New Jersey; and

          (3) Open-End Leasehold Mortgage executed by CCC Closter Cinema Corp. relating to a leasehold estate in property located in the town of Closter, Bergen County, New Jersey.

          (ii) with respect to the Real Estate covered by the Open-End Mortgage and Security Agreements identified in (i)(1) and (i)(2) above, title evidence satisfactory to each Lender that each respective Borrower has a good, marketable fee-simple estate in the Real Estate subject only to the Permitted First Liens.

          (iii) with respect to the Real Estate covered by the Open-End Leasehold Mortgages identified in (i)(3) above, title evidence satisfactory to each Lender that each respective Borrower has a good, marketable leasehold estate in the Real Estate subject only to the Permitted First Liens.

          (iv) with respect to the Open-End Leasehold Mortgage identified in paragraph (i)(3) above, consents of the respective landlords consenting to the mortgaging of the respective Borrower's leasehold estate.

          (v) with respect to the Leasehold Mortgages identified in (i) (3) above, non-disturbance and attornment agreement executed by the landlord and their mortgage holder, each in form and substance satisfactory to Agent.

          (vi) Borrowers shall have paid to the Agent an amount equal to all title search and exam fees, mortgage and mortgage recording taxes, intangibles taxes, stamp taxes and other taxes payable in connection with the execution and delivery of the Mortgages and Leasehold Mortgages and the obligations secured thereby and the recording of the Mortgages and Leasehold Mortgages in the appropriate land offices.

     (h) Legal Opinion. Agent and Lenders shall have received a written legal opinion or opinions, addressed to Agent and each Lender and dated as of the Closing Date, from legal counsel for each New Subsidiary, which shall be substantially in the form of Exhibit L to the Credit Agreement and which legal opinions shall otherwise be acceptable to Agent and each Lender.

     (i) Legality of Transactions. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful for Agent and each Lender to perform any of its agreements or obligations under any of the Loan Documents, or for Borrower to perform any of its agreements or obligations under any of the Loan Documents.

     (j) Performance, Etc. Except as set forth herein, Borrower shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in each of the Loan Documents. Except as set forth herein, no event shall have occurred on or prior to the First Amendment Closing Date, and no condition shall exist on the First Amendment Closing Date, which constitutes a Default or an Event of Default.

     (k) Proceedings and Documents. All corporate, governmental and other proceedings in connection with the transactions contemplated on the First Amendment Closing Date, each of the other Loan Documents and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to Provident.

     (l) Changes; None Adverse. Since the date of the most recent balance sheets of Borrower delivered to Provident, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrower which, individually or in the aggregate, are material to Borrower, and Provident shall have completed such review of the status of all current and pending legal issues as Agent shall deem necessary or appropriate.

     (m) Bergen County Transaction. Borrowers shall have closed, or be prepared to simultaneously close with the closing of the Loans, the Bergen County Transaction on terms and conditions satisfactory to Agent and each Lender.

     (n) Lien Searches. Agent shall have received the results of a recent search by a Person satisfactory to Agent, of the UCC, judgment and tax lien filings which may have been filed with respect to personal property of the Borrowers or any of their

Subsidiaries and each of the Bergen County Sellers in the jurisdictions listed on Schedule 5.21-A, and the results of such search shall be satisfactory to Agent.

     (o) Environmental Assessment. Agent and Lenders shall have received an environmental survey and assessment relative to the Bergen County Transaction Property by a firm of licensed engineers in form and substance satisfactory to each, and the conditions disclosed in such survey and assessment shall be satisfactory to Agent and Lenders.

     (p) Warrants. Holdings shall have issued to Provident warrants to purchase the agreed upon percentage of the fully-diluted Equity Interests of Holdings in form and substance satisfactory to Provident and substantially in the form of Exhibit M to the Credit Agreement.

     (q) Subordination Agreement. Agent shall have received the Subordination Agreement and the Seller Subordination Agreement, each executed by the respective parties thereto.

     15. Miscellaneous. (a) Borrower shall reimburse Agent for all fees and disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this First Amendment and the handling of any other matters incidental hereto.

     (b) All of the terms, conditions and provisions of the Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Agreement conflicts with a term, condition or provision of this First Amendment, the latter shall govern.

     (c) This First Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.

     (d) This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

     (e) This First Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement

      [Remainder of page intentionally left blank. Signature pages follow.]

     IN WITNESS WHEREOF, this Joinder Agreement and First Amendment to Credit Agreement has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written.

SIGNED IN THE PRESENCE OF:

                                    CLEARVIEW CINEMA GROUP, INC.,
                                    a Delaware corporation


________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________


                                    CCC MADISON TRIPLE CINEMA CORP.,
                                    a New Jersey corporation


________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________


                                    CCC CHESTER TWIN CINEMA
                                    CORPORATION, a New Jersey corporation

________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________


                                    CCC MANASQUAN CINEMA CORPORATION,
                                    a New Jersey corporation

________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________

                                    CLEARVIEW THEATRE GROUP,  INC.,
                                    a New Jersey corporation


________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________


                                    CCC HERRICKS CINEMA CORP.,
                                    a Delaware corporation


________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________


                                    CCC PORT WASHINGTON CINEMA CORP.,
                                    a Delaware corporation


________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________


                                    CCC GRAND AVENUE CINEMA CORP.,
                                    a Delaware corporation


________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________

                                    CCC WASHINGTON CINEMA CORP.,
                                    a Delaware corporation


________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________


                                    CCC ALLWOOD CINEMA CORP.,
                                    a Delaware corporation


________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________


                                    CCC EMERSON CINEMA CORP.,
                                    a Delaware corporation


________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________


                                    CCC NEW CITY CINEMA CORP.,
                                    a Delaware corporation


________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________


                                    343-349 SPRINGFIELD AVENUE CORP.,
                                    a New Jersey corporation


________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________


                                    CCC BEDFORD CINEMA CORP.,
                                    a Delaware corporation


________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________

                                    CCC KISCO CINEMA CORP.,
                                    a Delaware corporation ("CCC Kisco"),

________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________


                                    CCC CLOSTER CINEMA CORP.,
                                    a Delaware corporation

________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________


                                    CCC BERGENFIELD CINEMA CORP.,
                                    a Delaware corporation


________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________


                                    CCC  TENAFLY CINEMA CORP.,
                                    a Delaware corporation


________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________


                                    CCC B.C. REALTY CORP.
                                    a Delaware corporation

________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________

                                    THE PROVIDENT BANK, Agent

________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________


                                    THE PROVIDENT BANK, Lender

________________________            By: _____________________________
                                    Name: ___________________________
________________________            Title: __________________________


[Schedules are not included herewith, but will be provided by the Company upon request.]